UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2021
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On November 30, 2021, Body and Mind Inc. (the “Company” or “BaM”), through its wholly owned subsidiary, DEP Nevada, Inc., a Nevada corporation (“DEP”) entered into two membership interest purchase agreements with Canopy Monterey Bay, LLC (“Canopy”) and the membership interest owners (the “Sellers”) of Canopy to acquire an aggregate of 100% of Canopy, which owns a retail dispensary in the limited license jurisdiction of Seaside, California, called “The Reef.”

Membership Interest Purchase Agreement #1

On November 30, 2021, DEP entered into a membership interest purchase agreement (the “MIPA #1”) to purchase eighty percent (80%) of the issued and outstanding membership interests (the “Purchased Interests”) of Canopy from Cary Stiebel (the “Continuing Owner”), Jana Stiebel, Jayme Rivard, Adrian Dermicek, and Laurie Johnson (collectively, the “Sellers”).

As consideration for DEP’s purchase of the Purchased Interests, DEP will pay to Sellers a total purchase price of Four Million Eight Hundred Thousand Dollars ($4,800,000.00) comprising of: (i) Two Million Five Hundred Thousand Dollars ($2,500,000.00) to be paid in cash (the “Cash Purchase Price”); and (ii) Two Million Three Hundred Thousand Dollars ($2,300,000.00) to be paid via a secured promissory note (“Note Purchase Price”).

Pursuant to MIPA #1, DEP is obligated to transfer the Cash Purchase Price to Secured Trust Escrow (the “Escrow Agent”) and following such transfer, the Sellers are to assign the Purchased Interests to DEP on either the first or the sixteenth day of the first calendar month following DEP’s transfer of the Cash Purchase Price to the Escrow Agent. As a closing condition, DEP is also required to deliver to Sellers a secured promissory note for the Note Purchase Price. MIPA #1 specifically states that the Cash Purchase Price is not to be released from the Escrow Agent to the Sellers until the date following DEP receiving approval from the local and state regulators that DEP owns the Purchased Interests and the completion of any required audited annual financial statements and unaudited interim financial statements of Canopy prepared in accordance with US GAAP.

Contemporaneous with the execution of MIPA #1, DEP also entered into a second membership interest purchase agreement to purchase, subject to all approvals required by applicable laws and regulations, the remaining twenty percent (20%) of the issued and outstanding membership interests of Canopy from the Continuing Owner (“MIPA #2”). In MIPA #1, the parties agree that the target working capital for Canopy on the date that DEP is assigned the Purchased Interests shall be Zero Dollars ($0.00). The Sellers are obligated to deliver a statement of financial position for Canopy that provides, among other things, Canopy’s current working capital. DEP has up to one (1) year from the delivery of such statement to provide an adjusted statement based on DEP’s further financial due diligence. The Sellers will then have an opportunity to dispute and if no agreement is reached, a neutral third-party will determine the actual working capital of Canopy as of the date the Purchased Interests are assigned to DEP. The purchase price in MIPA #2 is subject to adjustments based on the actual working capital as determined by the calculations made pursuant to MIPA #1.

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The foregoing description of the Membership Interest Purchase Agreement #1 does not purport to be complete and is qualified in its entirety by the Membership Interest Purchase Agreement #1, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Secured Promissory Note

On November 30, 2021, DEP entered into secured promissory note (the “Promissory Note”) promising to pay the Note Purchase Price ($2,300,000.00) to the Sellers. The Promissory Note was delivered as partial consideration for DEP’s agreement to purchase the Purchased Interests (80% of the issued and outstanding membership interests of Canopy) from the Sellers.

The Promissory Note was signed on November 30, but does not become effective by its terms unless and until the state regulators and local regulators approve DEP as the owner of the Purchased Interests (the date such approval is received being the “Effective Date”). In the event the MIPA #1 for DEP to purchase the Purchased Interests is terminated for any reason, the Promissory Note automatically terminates.

Pursuant to the Promissory Note, interest will accrue on the principal amount at the rate of ten percent (10%) compounded annually. DEP will be obligated to make monthly interest only payments for the initial six (6) months following the Effective Date. Following the initial six (6) months, no payments shall be due until the maturity date, which is the date that is five (5) years following the Effective Date.

Following the transfer of the Purchased Interests to DEP, Canopy will sign a joinder to this Promissory Note and further enter into a security agreement granting a security interest to the Sellers in all of Canopy’s assets to secure DEP’s fulfillment of its obligations under the Promissory Note.

The foregoing description of the Secured Promissory Note does not purport to be complete and is qualified in its entirety by the Secured Promissory Note, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Security Agreement

On November 30, 2021, Canopy Monterey Bay, LLC (the “Grantor”) entered into a security agreement granting a security interest in all of Grantor’s personal property, general intangibles, accounts receivable, real property, insurance proceeds, deposits and documents, investment property, instruments and letter of credit rights, proceeds and products, permits, licenses and entitlements. The secured interest granted pursuant to this security agreement is for the purposes of securing the obligations of DEP pursuant to the Promissory Note promising to pay the Note Purchase Price ($2,300,000.00) to the Sellers.

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The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by the Security Agreement, which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Escrow Agreement

On November 30, 2021, DEP, Canopy, the Sellers and Secured Trust Escrow, Inc. entered into the Holding Escrow Instructions (the “Escrow Agreement”) in order to establish an escrow account to facilitate the sale of the Purchased Interests in Canopy between DEP and the Sellers. Pursuant to the Escrow Agreement, $2,490,000 of the Cash Purchase Price is to be paid through escrow. The Escrow Agent shall disburse the funds as directed by the parties pursuant to written instructions. Escrow Agent shall receive specific instructions as to the release of funds, including but not limited to the amount of the funds to be released and detailed recipient information. Upon receipt of such request to release funds, the Escrow Agent shall prepare an amendment and/or authorization to release funds to be signed by the parties. The Escrow Agent shall only release funds when such amendment and/or authorization to release funds is executed by the parties.

The Escrow Agent shall receive, as compensation for services a fee in the amount of $6,000. Escrow fees shall be deducted out of the initial deposit into escrow and pre-paid by DEP. At closing, the escrow fees shall be split equally between DEP and the Sellers. In the event of cancellation of the escrow, DEP shall pay a $3,000 escrow fee and all other escrow funds shall be distributed as instructed to the Escrow Agent and under the terms of the Escrow Agreement.

The foregoing description of the Holding Escrow Instructions does not purport to be complete and is qualified in its entirety by the Holding Escrow Instructions, which is filed as Exhibit 10.4 hereto and is incorporated by reference herein.

Landlord Consent to Change of Control of Tenant

On November 30, 2021, the Company and Canopy (“Tenant”) entered into an agreement with Ann Marie Bevins and Carol Gay Lavin, the Successor Co-Trustees of the Peter Ralph Lavin Trust U/A DTD August 7, 2006, as amended (the “Landlord”) whereby the Landlord is providing certain consent to the Company’s subsidiary, DEP purchasing the Purchased Interests of Tenant in two (2) transactions.

Pursuant to a lease agreement between the Tenant and the Landlord dated July 1, 2018 (the “Lease”), the Tenant is required to obtain the Landlord’s consent for a change of control transaction. DEP’s purchase of the Purchased Interests qualifies as a change of control transaction under the Lease.

Pursuant to the Consent, the Landlord has agreed to provide its consent to both transactions whereby DEP is acquiring one hundred percent (100%) of the Tenant, subject to the following obligations: (1) Tenant must pay the Landlord a transfer fee equal to Two Hundred Ninety Thousand Dollars ($290,000.00); (2) Tenant must pay the Landlord Two Hundred Twenty-Nine and 60/100 Dollars ($229.60) in liquidated damages; (3) Tenant must reimburse Landlord for legal fees associated with the change of control transaction with such amount not to exceed Six Thousand Five Hundred Dollars ($6,500.00); and (4) a renewal of the current guaranty of the lease is delivered to the Landlord. The Consent became effective following the assignment of the Purchased Interests to DEP.

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The foregoing description of the Landlord Consent to Change of Control of Tenant does not purport to be complete and is qualified in its entirety by the Landlord Consent to Change of Control of Tenant, which is filed as Exhibit 10.5 hereto and is incorporated by reference herein.

Lease and Second Amendment

On November 30, 2021, Canopy (the “Tenant”) entered into a Second Amendment to Lease agreement with the Landlord whereby the Tenant and the Landlord agreed to modify certain terms related to the existing lease between the Tenant and the Landlord dated July 1, 2018, as amended on July 19, 2021 (the “Lease”).

The Lease

The Lease provides for a 5-year term that includes three (3), 5-year extension periods (each, an “Option Term”) (collectively, the “Lease Term”). The monthly rent under the Lease for the first four (4) months is Zero Dollars ($0.00) per month; for months five through twelve (12), the monthly rent is Six Thousand One Hundred Ninety Dollars ($6,190.00) per month; and for months thirteen (13) through twenty four (24), the monthly rent is Seven Thousand Two Hundred Dollars ($7,200.00) per month.

The monthly rent is subject to an annual increase of three percent (3%) per year, but in no event less than the amount of the increase in the Consumer Price Index, as of the first day of July every year during the term of the lease (the “Adjustment Date”), in each fiscal year (July 1 through June 30) of the Lease Term, which Lease Term shall include the Option Term and any extensions of Lease that may hereinafter be granted, beginning in the year as follows: July 1, 2020 and on the first of July in each fiscal year (July 1 through June 30) of any extensions of Lease Term thereafter, the monthly rental shall be increased at least Three percent (3%), but in no case less than the amount calculated by multiplying the amount of the then monthly rental, and as thereafter adjusted from time to time in accordance with the provisions of Article 5.2 of the Lease, by a fraction of which the denominator is the cost of living for the calendar month February, seventeen (17) months previous to the Adjustment Date, as reflected in the Consumer Price Index, or, at Landlord’s option, the same Index for the United States as a whole (as determined by the United States Department of Labor, Bureau of Labor Statistics, or any successor Index), and the numerator is the cost of living as reflected in the same Index for the calendar month of February, five (5) months previous to each such Adjustment Date. The annual rent in any fiscal year (July 1 through June 30) will not be less than one hundred three percent (103%) of the annual rent for the then immediately preceding fiscal year.

The monthly rent for the first year of each Option Term shall be the fair market value monthly rent for the premises as determined by the Landlord as of the effective date of the Tenant’s exercise of an Option Term. In the event there is a dispute between the Landlord and the Tenant regarding the monthly rent for the first year of an Option Term as of the date of Tenant’s exercise of an Option Term, and the Landlord and Tenant cannot mutually agree on a monthly rent for an Option Term ninety (90) days before the expiration of this Lease, third-party appraisers will set the Option Term monthly rent.

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In addition to monthly rent, the Tenant is required to pay certain maintenance fees based on Tenant’s gross sales for each year during the term of the Lease. These fees are modified and replaced in the Second Amendment.

The Second Amendment to Lease

The Second Amendment modifies the monthly rent fees such that the monthly rent fee for December 1, 2021 through June 30, 2022 will be $9,000.00 per month. On July 1, 2022, the monthly rent will be subject to the normal annual increases set forth in the Lease.

The maintenance fees in the Lease are superseded and replaced with the a new monthly maintenance fee equal to One and One Half Percent (1.5%) of the Tenant’s gross sales, which shall be computed each calendar month and, on or before the fifteenth (15th) day of the calendar month immediately following the close of such period, the Tenant shall pay to the Landlord the maintenance fee for the immediately preceding calendar month.

The Second Amendment includes a waiver and release of all claims against the Landlord up to and including the date of the second amendment.

Membership Interest Purchase Agreement #2

On November 30, 2021, DEP entered into a membership interest purchase agreement (“MIPA #2”) to purchase the remaining twenty percent (20%) of the issued and outstanding membership interests (the “Remaining Purchased Interests”) of Canopy from the Continuing Owner.

As consideration for DEP’s purchase of the Remaining Purchased Interests, DEP will pay to the Continuing Owner a total purchase price of One Million Dollars ($1,000,000.00) (the “Purchase Price”) to be paid via either: (i) shares of the Company’s common stock (the “Consideration Shares”); or (ii) in cash at DEP’s sole option if such payment takes place within six (6) months following the date of MIPA #1 wherein DEP acquired eighty percent (80%) of the issued and outstanding membership interest of Canopy. In the event DEP elects or is required to pay the Purchase Price via Consideration Shares, the amount of Consideration Shares shall be determined based on the VWAP as of the date of execution of MIPA #1. In the event that, six (6) months following the execution date of MIPA #1, the value of the Consideration Shares have decreased such that total value of the Consideration Shares is less than ninety percent (90%) of its value, DEP agrees to cause the Company to issue an additional One Hundred Thousand Dollars ($100,000.00) worth of shares of the Company’s common stock (the “Additional Shares”) to the Continuing Owner based on the VWAP calculated as of six (6) months following the closing of MIPA #1.

The Purchase Price is to be adjusted based on the actual working capital of Canopy as of the closing of MIPA #1.

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Within seven (7) business days from the date that DEP receives notification from the city and state regulators that it is approved as the one hundred percent (100%) owner of Canopy and all adjustment calculations for determining the working capital are completed, DEP shall be obligated to pay to Continuing Owner the Purchase Price subject to applicable adjustments.

The foregoing description of the Membership Interest Purchase Agreement #2 does not purport to be complete and is qualified in its entirety by the Membership Interest Purchase Agreement #2, which is filed as Exhibit 10.6 hereto and is incorporated by reference herein.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Membership Interest Purchase Agreement #1, the Secured Promissory Note and the Security Agreement is incorporated by reference into this Item 2.03.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

In connection with the Purchase Price to be paid under MIPA #2, DEP and the Company have determined that the Purchase Price will be paid in shares of the Company’s common stock. The 10 day VWAP ending on November 30, 2021 was $0.3665 per share which would result in the issuance of a total of 2,728,156 shares of the Company’s common stock to be equivalent to $1,000,000.00. The Company issued such Consideration Shares on December 3, 2021 and is holding such Consideration Shares in escrow pending the closing of MIPA #2 and in the event MIPA #2 does not close, the Consideration Shares will be cancelled and returned to treasury. The Company relied upon the exemption from the registration under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act with respect to such issuance.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Membership Interest Purchase Agreement between DEP Nevada, Inc., Canopy Monterey Bay, LLC, Cary Stiebel, Jana Stiebel, Jayme Rivard, Adrian Dermicek and Laurie Johnson, dated November 30, 2021

10.2	Secured Promissory Note in the amount of $2,300,000 between DEP Nevada, Inc. and Cary Stiebel, Jana Stiebel, Jayme Rivard, Adrian Dermicek and Laurie Johnson, dated November 30, 2021

10.3	Security Agreement between Canopy Monterey Bay, LLC and Cary Stiebel, Jana Steibel, Jayme Rivard, Adrian Dermicek and Laurie Johnson, dated November 30, 2021

10.4

Holding Escrow Instructions between DEP Nevada, Inc., Canopy Monterey Bay, LLC, Cary Stiebel, Jana Stiebel, Jayme Rivard, Adrian Dermicek, Laurie Johnson and Secured Trust Escrow, Inc., dated November 30, 2021

10.5

Landlord Consent to Change of Tenant between Ann Marie Bevins and Carol Gay Lavin, the Successor Co-Trustees of the Peter Ralph Lavin Trust U/A DTD August 7, 2006, as amended, Canopy Monterey Bay, LLC and Body and Mind Inc., dated November 30, 2021

10.6	Membership Interest Purchase Agreement between DEP Nevada, Inc., and Cary Stiebel, dated November 30, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: December 6, 2021	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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